DELAWARE(SM)
INVESTMENTS                                        Delaware Small Cap Value Fund
------------




Growth of Capital















                                               2 0 0 0  A N N U A L  R E P O R T











(Growth of Capital Artwork)

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------




TABLE OF CONTENTS
-----------------

Letter to Shareholders                                          1

Portfolio Management
Review                                                          3

Performance Summary                                             6

Financial Statements

  Statement of Net Assets                                       7

  Statement of Operations                                       9

  Statements of Changes in
  Net Assets                                                   10

  Financial Highlights                                         11

  Notes to Financial
  Statements                                                   13

  Report of Independent
  Auditors                                                     15

A Commitment To Our Investors

Experienced

[ ] Our seasoned investment professionals average 11 years' experience.

[ ] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.

Disciplined

[ ] We follow strict investment policies and clear buy/sell guidelines.

[ ] We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent

[ ] We clearly articulate our investment policies and follow them consistently.

[ ] Our commitment to consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $43 billion in assets as of December 31, 2000.

Comprehensive

[ ] We offer more than 70 mutual funds in these asset classes.

    o Large-cap equity                       o High-yield bonds
    o Mid-cap equity                         o Investment grade bonds
    o Small-cap equity                       o Municipal bonds
    o International equity                     (single-state and national funds)
    o Balanced                               o International fixed-income

[ ] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder



"AS OF NOVEMBER 30, 2000,
THE U.S. STOCK MARKET
HAD JUST TURNED IN A
THIRD CONSECUTIVE
MONTH OF LACKLUSTER
RETURNS, AND THE EQUITY
MARKETS WERE ON THEIR
WAY TO FINISHING THEIR
WORST YEAR SINCE 1990."


January 9, 2001

Recap of Events -- As of November 30, 2000, the U.S. stock market had just turned in a third consecutive month of lackluster returns, and the equity markets were on their way to finishing their worst year since 1990. Almost every major U.S. equity index was down year-to-date, with the technology-heavy Nasdaq Composite Index off a notable 36.16% year-to-date and almost 50% from its March 10th peak.

There are a number of factors arguably contributing to the troubles, including high oil prices, tensions in the Middle East, corporate earnings disappointments, and tightening by an inflation-wary U.S. Federal Reserve Board early in 2000.

It is also clear that many investors and analysts in 2000 began reassessing stock valuations for companies that play a role in the New Economy. In December 1999 and through the first two months of 2000, growth stocks were completing a monumental price boom that was often led by hopeful prospects for technology, and in particular for Internet-related companies. The rest of the year has been a reverse image of that speculative environment, however. Many technology stocks lost significant value in the spring, leading the broad market downward. The entire market has generally been volatile ever since and, as a result, we have seen an increased focus on corporate fundamentals as the year has progressed. We believe this newfound focus on fundamentals can be a positive development as it helps move stocks toward values from which we can be more optimistic about future returns.

Delaware Small Cap Value Fund posted a return of +7.04% during the fiscal year ended November 30, 2000 (Class A shares at net asset value with distributions reinvested). The Fund underperformed compared to its benchmark, the Russell 2000 Value Index, which posted a return of +14.29% for the period. This underperformance can be attributed, in part, to the Fund's holdings in cyclical stocks, which are sensitive to changes in the economy.


Total Return
For The Period Ended November 30, 2000                        One Year
-----------------------------------------------------------------------
Delaware Small Cap Value Fund Class A Shares                   +7.04%
-----------------------------------------------------------------------
Russell 2000 Index                                             -0.72%
Russell 2000 Value Index                                      +14.29%
Lipper Small Cap Value Funds Average (313 funds)              +12.36%
-----------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance for all Fund classes can be found on page 6. In the past, the Fund's benchmark was the Russell 2000 Index, which is a measure of small company stocks. However, the Fund now uses the more appropriate Russell 2000 Value Index as its benchmark, because it measures the stocks of small, value-oriented companies. Both indexes are unmanaged. The Lipper category represents the average of all small cap value funds tracked by Lipper (Source: Lipper Inc). You cannot invest directly in an index. Past performance is not a guarantee of future results.

"WE BELIEVE THAT THE
FEDERAL RESERVE IS
CURRENTLY ACHIEVING THE
SOFT LANDING IT SOUGHT
FOR THE U.S. ECONOMY,
AND THAT INVESTORS'
VARIOUS CONCERNS ARE
ALREADY REFLECTED IN
THE MARKET."


Difficult times in the stock market call for long-term mutual fund investors to remain disciplined. Down markets can represent opportunities. Investors who stick to a regular investment plan, diversify their assets, and keep a long-term outlook are generally well prepared, regardless of short-term market direction. As always, we recommend that investors continue to rely on basic, sound principles of investing. For help with your financial plan, or with assessing your own risk tolerance and financial goals, contact your financial adviser.

Market Outlook -- The factors mentioned above as contributing to this year's market woes are almost identical to those seen in 1990. That year was the last in which the Dow Jones Industrial Average, the Nasdaq Composite Index, and the S&P 500 Index all finished down for the year.

The difference is that in 1990 the U.S. economy was in recession. We believe that the Federal Reserve is currently achieving the soft landing it sought for the U.S. economy, and that investors' various concerns are already reflected in the market. Although we expect market volatility may continue, it is our opinion that declining stock prices, positive fundamentals, and a healthy economic backdrop make the current environment for equity investing quite attractive.

On the pages that follow, Delaware Small Cap Value Fund's manager, Christopher
S. Beck, discusses your Fund's performance over the past year and provides his outlook on the equities market. As always, we thank you for remaining committed to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
------------------------------            --------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds



(Growth of Capital Artwork)

PORTFOLIO MANAGEMENT REVIEW
---------------------------

     Christopher S. Beck
Senior Portfolio Manager

         January 9, 2001





The Fund's Results
The year 2000 looked rather like a split personality from the vantage point of Delaware Small Cap Value Fund. From December 1999 through mid-March 2000, earnings seemed quite immaterial to many investors in the market. Traditional means of fundamental analysis, such as cash flow and price-to-earnings ratios, were often cast aside by investors who seemed bullish on speculative growth stocks. However, by the beginning of the second quarter 2000, investor sentiment was starting to turn. Internet companies, along with companies in the biotechnology sector, were hit hard by the severe volatility that dominated the stock market. This, in turn, precipitated a return to a more traditional view of value. During the second half of our fiscal year, evaluating corporate earnings was back in style. This change benefited Delaware Small Cap Value Fund, which returned +7.04% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended November 30, 2000.

By the fall of 2000, the U.S. was experiencing an economic slowdown, and investors appeared to be looking for companies that could sustain earnings growth, no easy feat in the face of a slower economy. We believe that Delaware Small Cap Value Fund holds a number of companies for whom the earnings outlook is positive.

Portfolio Highlights
In general, the sectors that fared best during the Fund's fiscal year were energy, real estate investment trusts, healthcare, and financial services (including banks and insurance companies).

Sectors that had a negative impact on performance include those in economically sensitive areas of the economy, such as basic industries and capital goods. Companies that are dependent on price increases (with the exception of energy and oil) generally suffered this year because they were unable to pass along such increases to the public. Two stocks that delivered below expectations for this reason were Chesapeake Corporation of Virginia, which produces paper, and the recycling company, Caraustar Industries. As a result, we sold our position in Caraustar Industries in April 2000.

Delaware Small Cap Value Fund
Sector Allocation
As of November 30, 2000


      Healthcare & Pharmaceuticals 7.60%
       Buildings & Materials 6.83%
        Automobiles & Auto Parts 6.62%
         Office/Industrial REITs 5.93%
          Transportation & Shipping 4.87%
              Computers &
              Technology 4.18%
                   Food, Beverage &
                   Tobacco 4.11%




                         [GRAPHIC OMITTED FOR PIE CHART]








       Energy 9.31%
               Insurance 9.90%
           Banking & Finance 9.92%
                          Other 30.73%





Energy
As the price of oil and natural gas rose during the year, stocks in this sector became more attractive. Louis Dreyfus Natural Gas Corporation, Ocean Energy, and Valero Energy, which are all oil and gas exploration and production companies, turned in stellar performances. The energy sector is typically cyclical and we believe its prices may be peaking. While earnings are currently strong and will likely remain so for the next few quarters, we do not think they will go much higher. As a result, we recently began to decrease our exposure to this sector.

Real Estate Investment Trusts
The market's on-again, off-again love affair with real estate investment trusts (REITs) is on again. After two years of significant underperformance, REITs are gaining favor with investors. The NAREIT Equity REIT Index, for instance, returned +17.22% for the fiscal year, compared to -9.88% and -13.31% just one and two years earlier, respectively. One of the Fund's holdings, Kilroy Realty, was a strong performer throughout our fiscal year.

Healthcare
During our fiscal year, healthcare was another sector that investors believed could deliver earnings. Two holdings that performed well for the Fund were Varian Medical Systems, which is the world's leading manufacturer of radiotherapy systems for the treatment of cancer, and AmeriSouce Health, which provides health-related computer programs and services for those in the healthcare industry.

Financial Services
During the year, we increased our holdings in the financial services sector. This strategy paid off for us in the third quarter when we saw stocks like Bank United (recently purchased by Washington Mutual) and Avis (recently purchased by Cendant Corporation) increase in value. An increase in reinsurance premiums after several years of decline also worked to our advantage, aiding the stock of Everest Re Group, one of the Fund's largest holdings.

(Growth of Capital Artwork)

Delaware Small Cap Value Fund
Portfolio Characteristics
As of November 30, 2000
--------------------------------------------------------------------
Beta*                                                           1.01
--------------------------------------------------------------------
Average Price-to-
   Earnings Ratio**                                            13.0x
--------------------------------------------------------------------
Median Market
   Capitalization                                      $1.05 billion
--------------------------------------------------------------------

 *Beta is a measure of risk relative to the market. A number less than 1.0 means less historical price volatility than the Index. A number higher than 1.0 means more historical volatility.

**P/E is based on analysts' forward earnings estimates as reported by First
  Call/Thomson Financial.

Outlook
In recent months, there have been signs that the economy is slowing as sales of new autos, housing and furniture have decreased. The Federal Reserve Board recently reversed its tightening cycle and reduced short-term interest rates a half-point on January 3, 2001. There are some indications the Fed will continue to decrease interest rates in the coming months. In the near term, it is likely that we will increase the Fund's holdings in companies that tend to benefit from a lower interest rate environment. We will look to companies in the financial sector and companies that typically perform well in the "early cycle" phase of economic growth, such as consumer cyclicals and retail stocks.

Because many stocks have suffered declines in the past few months, we view them as well positioned for growth in the future. While the accumulated impact of higher energy prices, interest rates, and uncertainty about the direction of the U.S. economy have caused some softness in prices and earnings, we believe economic fundamentals are still sound.

We remain committed to our disciplined, objective approach to selecting stocks with potential for long-term growth as we believe this strategy positions us to take advantage of new market opportunities as they arise.

Delaware Small Cap Value Fund
Top 10 Holdings
As of November 30, 2000

Company                        Sector                   Percentage of Net Assets
--------------------------------------------------------------------------------
Everest Re Group               Insurance                         3.06%
--------------------------------------------------------------------------------
Jacobs Engineering Group       Buildings & Materials             2.51%
--------------------------------------------------------------------------------
Liberty Financial              Insurance                         2.36%
--------------------------------------------------------------------------------
Suiza Foods                    Food, Beverage & Tobacco          2.26%
--------------------------------------------------------------------------------
Federal Signal                 Automobiles & Automotive Parts    2.05%
--------------------------------------------------------------------------------
D.R. Horton                    Buildings & Materials             1.96%
--------------------------------------------------------------------------------
Varian Associates              Healthcare & Pharmaceuticals      1.94%
--------------------------------------------------------------------------------
OM Group                       Chemicals                         1.87%
--------------------------------------------------------------------------------
Pan Pacific Retail Properties  Retail Strip Center REITs         1.83%
--------------------------------------------------------------------------------
Cullen Frost Bankers           Banking & Finance                 1.83%
--------------------------------------------------------------------------------

FUND BASICS
-----------

Fund Objective
The Fund seeks to provide capital
appreciation.

Total Fund Net Assets
As of November 30, 2000
$241.01 million

Number of Holdings
As of November 30, 2000
78

Fund Start Date
June 24, 1987

Your Fund Manager
Christopher S. Beck holds a
BA degree from the University of
Delaware and an MBA from Lehigh
University. Mr. Beck has been in the
investment business for 19 years,
starting with Wilmington Trust in
1981. Later, he became Director of
Research at Cypress Capital
Management in Wilmington and
Chief Investment Officer of the
University of Delaware Endowment
Fund. Prior to joining Delaware in
May 1997, he managed the small
cap value fund for two years at
Pitcairn Trust Company. Mr. Beck
is a CFA charterholder.

Nasdaq Symbols
Class A  DEVLX
Class B  DEVBX
Class C  DEVCX


(Growth of Capital Artwork)



DELAWARE SMALL CAP VALUE FUND PERFORMANCE
-----------------------------------------

Growth of a $10,000 Investment
November 30, 1990 through November 30, 2000



                                                       Delaware Small
              Russell 2000         Russell 2000           Cap Value
                 Index             Value Index       Fund Class A Shares
Nov-90          $10,000              $10,000              $ 9,428
Nov-91          $14,054              $13,713              $13,540
Nov-92          $17,398              $18,106              $16,652
Nov-93          $20,699              $22,685              $19,747
Nov-94          $20,469              $22,321              $19,199
Nov-95          $26,279              $28,043              $23,113
Nov-96          $30,619              $33,986              $27,523
Nov-97          $37,787              $44,692              $37,535
Nov-98          $35,286              $41,913              $34,730
Nov-99          $40,814              $41,314              $33,857
Nov-00          $40,522              $47,219              $36,239


Chart assumes $10,000 invested on November 30, 1990 and includes the effect of a 5.75% maximum front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive month. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through November 30, 2000          Lifetime    10 Years   Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 6/24/87)
      Excluding Sales Charge        +12.38%     +14.41%     +9.41%      +7.04%
      Including Sales Charge        +11.89%     +13.74%     +8.12%      +0.87%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
      Excluding Sales Charge         +9.11%                 +8.65%      +6.27%
      Including Sales Charge         +9.11%                 +8.36%      +1.27%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
      Excluding Sales Charge         +8.88%                 +8.65%      +6.27%
      Including Sales Charge         +8.88%                 +8.65%      +5.27%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of distributions and, where indicated, any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and an annual distribution and service fee not to exceed 0.30%.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Average Annual Total Returns for the lifetime, 10-year, five-year and one-year periods ended November 30, 2000 for Delaware Small Cap Value Fund's Institutional Class were +12.59%, +14.69%, +9.74%, and +7.35%, respectively. The Institutional Class was originally made available without sales charges only to certain eligible institutional accounts on November 9, 1992. Performance prior to that is based on Class A performance and was adjusted to eliminate the sales charge.

Nasdaq Institutional Class symbol: DEVIX

While investing in small company stocks may offer greater appreciation potential than other types or classes of securities, it generally involves greater investment risk.

Statement of Net Assets

DELAWARE SMALL CAP VALUE FUND
=============================

                                                          Number of    Market
November 30, 2000                                          Shares       Value
--------------------------------------------------------------------------------
  Common Stock - 92.59%
  Automobiles & Automotive Parts - 6.62%
+*Avis Rent-A-Car ....................................      97,500  $ 3,138,281
 +Borg-Warner Automotive .............................      69,998    2,563,677
  Clarcor ............................................     114,100    2,039,537
  Cummins Engine .....................................      44,900    1,585,531
  Federal Signal .....................................     231,000    4,952,062
  Smith (A.O.) .......................................     101,000    1,679,125
                                                                    -----------
                                                                     15,958,213
                                                                    -----------
  Banking & Finance - 9.92%
  Associated Banc-Corp ...............................     107,250    2,661,141
  Colonial BancGroup .................................     324,800    3,024,700
  Commercial Federal .................................     136,900    2,293,075
  Compass Bancshares .................................     145,800    2,879,550
  Cullen Frost Bankers ...............................     136,800    4,411,800
 *Financial Federal ..................................     114,150    2,653,987
  Hudson United Bancorp ..............................     165,880    3,099,882
  Westamerica Bancorporation .........................      84,400    2,874,875
                                                                    -----------
                                                                     23,899,010
                                                                    -----------
  Buildings & Materials - 6.83%
  D.R. Horton ........................................     253,861    4,712,295
 *Griffon ............................................     321,000    2,006,250
 *Jacobs Engineering Group ...........................     139,400    6,037,763
 +Kaufman & Broad Home ...............................      89,000    2,792,375
 *Toll Brothers ......................................      22,600      901,175
                                                                    -----------
                                                                     16,449,858
                                                                    -----------
  Business Services - 0.67%
+*Plexus .............................................      39,900    1,615,950
                                                                    -----------
                                                                      1,615,950
                                                                    -----------

  Cable, Media & Publishing - 2.60%
 *Barnes & Noble .....................................     148,000    4,014,500
  Belo A.H. ..........................................     132,300    2,249,100
                                                                    -----------
                                                                      6,263,600
                                                                    -----------
  Chemicals - 3.96%
 *Cytec Industries ...................................      64,200    2,218,912
  OM Group ...........................................      98,200    4,504,925
 *Scotts .............................................      89,400    2,827,275
                                                                    -----------
                                                                      9,551,112
                                                                    -----------
  Computers & Technology - 4.18%
 *Black Box ..........................................      26,900    1,503,037
 *Mercury Computer Systems ...........................      92,100    2,872,369
 *Parametric Technology ..............................     129,000    1,435,125
 *Synopsys ...........................................      75,000    2,925,000
+*Take-Two Interactive Software ......................     137,000    1,327,188
                                                                    -----------
                                                                     10,062,719
                                                                    -----------
  Electronics & Electrical Equipment - 1.62%
 *Galileo Technology .................................     159,000    2,494,313
 *International Rectifier ............................      46,900    1,418,725
                                                                    -----------
                                                                      3,913,038
                                                                    -----------

                                                          Number of    Market
                                                           Shares       Value
--------------------------------------------------------------------------------

  Common Stock (continued)
  Energy - 9.31%
  Helmerich & Payne ..................................     144,800  $ 4,316,850
 *Louis Dreyfus Natural Gas ..........................      76,900    2,480,025
 *Marine Drilling ....................................      81,200    1,624,000
  Nicor ..............................................      70,200    2,707,088
  NUI ................................................     100,600    2,904,825
+*Ocean Energy .......................................     266,100    3,459,300
  Valero Energy ......................................      86,800    2,728,775
 *Westport Resources .................................     125,600    2,213,700
                                                                    -----------
                                                                     22,434,563
                                                                    -----------
  Food, Beverage & Tobacco - 4.11%
 *Constellation Brands ...............................      65,500    3,209,500
  Sensient Technologies ..............................      55,400    1,246,500
+*Suiza Foods ........................................     126,300    5,454,581
                                                                    -----------
                                                                      9,910,581
                                                                    -----------
  Healthcare & Pharmaceuticals - 7.60%
+*AmeriSource Health-Class A .........................      53,100    2,615,175
 *Charles River Laboratories .........................      58,000    1,239,750
 *Community Health Systems ...........................     110,400    3,263,700
  Cooper Companies ...................................      52,800    1,719,300
  Invacare ...........................................     135,000    3,712,500
 *Steris .............................................      71,300    1,069,500
 *Varian Associates ..................................      79,600    4,686,450
                                                                    -----------
                                                                     18,306,375
                                                                    -----------
  Insurance - 9.90%
  Everest Re Group ...................................     122,370    7,365,144
 +Liberty Financial ..................................     135,500    5,691,000
 +Partner ............................................      73,100    3,856,025
  PMI Group ..........................................      60,300    3,832,819
  Presidential Life ..................................     203,100    3,122,663
                                                                    -----------
                                                                     23,867,651
                                                                    -----------
  Leisure, Lodging & Entertainment - 0.54%
  Applebee's International ...........................       39,300   1,296,900
                                                                    -----------
                                                                      1,296,900
                                                                    -----------
  Metals & Mining - 1.78%
  Circor International ...............................      61,450      606,819
  Kaydon .............................................     126,500    2,877,875
 *Mueller Industries .................................      35,100      807,300
                                                                    -----------
                                                                      4,291,994
                                                                    -----------
  Office/Industrial REITs - 5.93%
  Cabot Industrial Trust .............................     230,700    4,383,300
 +Kilroy Realty ......................................     129,000    3,466,875
  Prentiss Properties Trust ..........................     142,700    3,576,419
 +Reckson Associates Realty ..........................     122,000    2,859,375
                                                                    -----------
                                                                     14,285,969
                                                                    -----------
  Packaging & Containers - 1.20%
 *Pactiv .............................................     247,100    2,887,981
                                                                    -----------
                                                                      2,887,981
                                                                    -----------

                                                          Number of    Market
Delaware Small Cap Value Fund                              Shares       Value
--------------------------------------------------------------------------------
  Common Stock (continued)
  Retail - 2.42%
 *BJ's Wholesale Club ................................     102,900  $ 3,453,581
 *Zale ...............................................      98,900    2,373,600
                                                                    -----------
                                                                      5,827,181
                                                                    -----------
  Retail Strip Center REITs - 1.83%
  Pan Pacific Retail Properties ......................     213,500    4,416,781
                                                                    -----------
                                                                      4,416,781
                                                                    -----------
  Telecommunications - 1.45%
 *Adtran .............................................      52,400    1,830,725
 *Brightpoint ........................................     307,800    1,673,662
                                                                    -----------
                                                                      3,504,387
                                                                    -----------
  Textiles, Apparel & Furniture - 2.93%
 *Furniture Brands International .....................     121,700    1,924,381
+*Quiksilver .........................................     107,700    2,241,506
  Wolverine World Wide ...............................     240,300    2,898,619
                                                                    -----------
                                                                      7,064,506
                                                                    -----------
  Transportation & Shipping - 4.87%
  Alexander & Baldwin ................................     125,000    3,328,125
 *Mesaba Holdings ....................................     230,850    2,957,766
  Tidewater ..........................................      89,400    3,620,700
  USFreightways ......................................      70,400    1,839,200
                                                                    -----------
                                                                     11,745,791
                                                                    -----------
  Utilities - 2.32%
  California Water Service Group .....................      82,500    2,222,344
  Conectiv ...........................................     171,700    3,380,344
                                                                    -----------
                                                                      5,602,688
                                                                    -----------
  Total Common Stock (cost $188,338,167) .............              223,156,848
                                                                    -----------
                                                          Principal
                                                           Amount
                                                          ---------
Repurchase Agreements - 6.19%
With BNP Paribas 6.48% 12/1/00
  (dated 11/30/00, collateralized by
  $2,165,000 U.S. Treasury Notes 5.50%
  due 8/31/01, market value $2,184,881
  and $3,089,000 U.S. Treasury Notes
  5.875% due 10/31/01, market
  value $3,098,030) ..................................   $5,164,000   5,164,000
With Chase Manhattan 6.45% 12/1/00
  (dated 11/30/00, collateralized by
  $2,453,000 U.S. Treasury Notes 4.25%
  due 11/15/03, market value $2,369,108
  and $2,947,000 U.S. Treasury Notes 5.50%
  due 3/31/03, market value $2,968,417) ..............    5,200,000   5,200,000
With J.P. Morgan Securities 6.45% 12/1/00
  (dated 11/30/00, collateralized by $4,579,000
  U.S. Treasury Notes 6.625% due 4/30/02,
  market value $4,649,726) ...........................    4,557,000   4,557,000
                                                                    -----------
Total Repurchase Agreements
  (cost $14,921,000) .................................               14,921,000
                                                                    -----------

Total Market Value of Securities - 98.78%
  (cost $203,259,167) ................................             $238,077,848
Receivables and Other Assets Net
  of Liabilities - 1.22% .............................                2,936,490
                                                                   ------------
Net Assets Applicable to 9,328,788 Shares
  Outstanding - 100.00% ..............................             $241,014,338
                                                                   ------------
Net Asset Value - Delaware Small Cap Value
  Fund A Class
  ($151,044,486 / 5,813,141 shares) ..................                   $25.98
                                                                         ------
Net Asset Value - Delaware Small Cap Value
  Fund B Class
  ($58,156,254 / 2,278,676 shares) ...................                   $25.52
                                                                         ------
Net Asset Value - Delaware Small Cap Value
  Fund C Class
  ($20,821,911 / 816,348 shares) .....................                   $25.51
                                                                         ------
Net Asset Value - Delaware Small Cap Value
  Fund Institutional Class
  ($10,991,687 / 420,623 shares) .....................                   $26.13
                                                                         ------
----------------------
*Non-income producing security for the year ended November 30, 2000.
+Security is partially or fully on loan.

Summary of Abbreviations:
REITs -- Real Estate Investment Trusts

Components of Net Assets at November 30, 2000:
Shares of Beneficial Interest (unlimited
  authorization - no par) ............................             $196,373,377
Undistributed net investment income ..................                  269,317
Accumulated net realized gain
  on investments .....................................                9,552,963
Net unrealized appreciation
  of investments .....................................               34,818,681
                                                                   ------------
Total net assets .....................................             $241,014,338
                                                                   ============

Net Asset Value and Offering Price per
  Share--Delaware Small Cap Value Fund
Net asset value A Class (A) ..........................                   $25.98
Sales charge (5.75% of offering price or 6.08%
  of amount invested per share) (B) ..................                     1.58
                                                                         ------
Offering price .......................................                   $27.56
                                                                         ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Operations

Year Ended November 30, 2000                       Delaware Small Cap Value Fund
--------------------------------------------------------------------------------

     Investment Income:
     Dividends .................................................      $4,649,036
     Interest ..................................................         735,329   $ 5,384,365
                                                                      ----------   -----------
     Expenses:
     Management fees ...........................................       1,974,786
     Distribution expense ......................................       1,350,824
     Dividend disbursing, transfer agent fees and other
        expenses ...............................................       1,050,875
     Reports and statements to shareholders ....................         237,800
     Registration fees .........................................         105,227
     Accounting and administration expenses ....................          90,519
     Professional fees .........................................          68,500
     Custodian fees ............................................          44,285
     Trustees' fees ............................................           6,711
     Taxes (other than taxes on income) ........................              95
     Other .....................................................          52,225     4,981,847
                                                                      ----------
     Less expenses paid indirectly .............................                        (8,242)
                                                                                   -----------
     Total expenses ............................................                     4,973,605
                                                                                   -----------
     Net Investment Income .....................................                       410,760
                                                                                   -----------
     Net Realized and Unrealized Gain on Investments:
     Net realized gain on investments ..........................                     9,802,636
     Net change in unrealized appreciation/depreciation of
        investments ............................................                     3,838,512
                                                                                   -----------
     Net Realized and Unrealized Gain on Investments ...........                    13,641,148
                                                                                   -----------
     Net Increase in Net Assets Resulting from Operations ......                   $14,051,908
                                                                                   ===========

                             See accompanying notes

Statements of Changes in Net Assets

                                                                             Delaware Small Cap Value Fund
----------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                                               11/30/00         11/30/99
Increase (Decrease) in Net Assets from Operations:
Net investment income ....................................................   $    410,760     $  1,040,677
Net realized gain on investments .........................................      9,802,636        5,502,762
Net change in unrealized appreciation/depreciation of investments ........      3,838,512      (10,581,298)
                                                                             -----------------------------
Net increase (decrease) in net assets resulting from operations ..........     14,051,908       (4,037,859)
                                                                             -----------------------------
Distributions to Shareholders from:
Net investment income:
   A Class ...............................................................       (662,492)      (1,721,074)
   B Class ...............................................................             --               --
   C Class ...............................................................             --               --
   Institutional Class ...................................................        (70,087)      (1,089,465)
Net realized gain on investments:
   A Class ...............................................................     (2,525,750)              --
   B Class ...............................................................       (932,689)              --
   C Class ...............................................................       (315,210)              --
   Institutional Class ...................................................       (133,604)              --
                                                                             -----------------------------
                                                                               (4,639,832)      (2,810,539)
                                                                             -----------------------------
Capital Share Transactions:
Proceeds from shares sold:
   A Class ...............................................................     43,394,604       76,804,025
   B Class ...............................................................     12,069,766       27,414,619
   C Class ...............................................................     10,113,776       10,549,758
   Institutional Class ...................................................      6,460,971       25,868,388

Net asset value of shares issued upon reinvestment of distributions:
   A Class ...............................................................      2,988,933        1,620,211
   B Class ...............................................................        873,431               --
   C Class ...............................................................        296,828               --
   Institutional Class ...................................................        203,691        1,085,627
                                                                             -----------------------------
                                                                               76,402,000      143,342,628
                                                                             -----------------------------
Cost of shares repurchased:
   A Class ...............................................................   (111,251,459)    (132,175,379)
   B Class ...............................................................    (33,750,247)     (31,339,508)
   C Class ...............................................................    (16,172,071)     (14,640,829)
   Institutional Class ...................................................     (7,160,655)    (134,866,200)
                                                                             -----------------------------
                                                                             (168,334,432)    (313,021,916)
                                                                             -----------------------------

Decrease in net assets derived from capital share transactions ...........    (91,932,432)    (169,679,288)
                                                                             -----------------------------
Net Decrease in Net Assets ...............................................    (82,520,356)    (176,527,686)

Net Assets:
Beginning of Period ......................................................    323,534,694      500,062,380
                                                                             -----------------------------
End of Period ............................................................   $241,014,338     $323,534,694
                                                                             =============================

                             See accompanying notes
10

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                          Delaware Small Cap Value Fund A Class
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Year Ended
                                                                     11/30/00     11/30/99      11/30/98     11/30/97      11/30/96

Net asset value, beginning of period ..............................   $24.680      $25.480       $29.790      $25.780       $22.760

Income (loss) from investment operations:
  Net investment income(1) ........................................     0.091        0.098         0.215        0.131         0.122
  Net realized and unrealized gain (loss) on investments ..........     1.594       (0.735)       (2.285)       7.914         4.028
                                                                     --------------------------------------------------------------
  Total from investment operations ................................     1.685       (0.637)       (2.070)       8.045         4.150
                                                                     --------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ............................    (0.080)      (0.163)       (0.140)      (0.135)       (0.240)
  Distributions from net realized gain on investments .............    (0.305)          --        (2.100)      (3.900)       (0.890)
                                                                     --------------------------------------------------------------
  Total dividends and distributions ...............................    (0.385)      (0.163)       (2.240)      (4.035)       (1.130)
                                                                     --------------------------------------------------------------

Net asset value, end of period ....................................   $25.980      $24.680       $25.480      $29.790       $25.780
                                                                     ==============================================================

Total return(2) ...................................................     7.04%       (2.51%)       (7.47%)      36.38%        19.08%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .........................  $151,044     $209,886      $271,192     $268,266      $192,297
  Ratio of expenses to average net assets .........................     1.68%        1.60%         1.39%        1.39%         1.45%
  Ratio of net investment income to average net assets ............     0.37%        0.38%         0.81%        0.51%         0.51%
  Portfolio turnover ..............................................       56%          37%           38%          53%           87%


                                                                                  Delaware Small Cap Value Fund B Class
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Year Ended
                                                                     11/30/00     11/30/99      11/30/98     11/30/97      11/30/96
Net asset value, beginning of period ..............................   $24.340      $25.140       $29.460      $25.570       $22.590

Income (loss) from investment operations:
  Net investment income (loss)(1) .................................    (0.079)      (0.081)        0.052       (0.042)       (0.041)
  Net realized and unrealized gain (loss) on investments ..........     1.564       (0.719)       (2.272)       7.832         4.006
                                                                     --------------------------------------------------------------
  Total from investment operations ................................     1.485       (0.800)       (2.220)       7.790         3.965
                                                                     --------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ............................        --           --            --           --        (0.095)
  Distributions from net realized gain on investments .............    (0.305)          --        (2.100)      (3.900)       (0.890)
                                                                     --------------------------------------------------------------
  Total dividends and distributions ...............................    (0.305)          --        (2.100)      (3.900)       (0.985)
                                                                     --------------------------------------------------------------

Net asset value, end of period ....................................   $25.520      $24.340       $25.140      $29.460       $25.570
                                                                     ==============================================================

Total return(2) ...................................................     6.27%       (3.18%)       (8.08%)      35.36%        18.26%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .........................   $58,156      $76,894       $83,899      $39,733       $12,730
  Ratio of expenses to average net assets .........................     2.38%        2.30%         2.09%        2.09%         2.15%
  Ratio of net investment income (loss)
    to average net assets .........................................    (0.33%)      (0.32%)        0.11%       (0.19%)       (0.19%)
  Portfolio turnover ..............................................       56%          37%           38%          53%           87%

----------------------
(1) Per share information for the years ended November 30, 1996, 1997, 1999 and 2000 was based on the average shares outstanding method.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                          Delaware Small Cap Value Fund C Class
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Year Ended
                                                                     11/30/00     11/30/99      11/30/98     11/30/97      11/30/96
Net asset value, beginning of period ..............................   $24.320      $25.120       $29.440      $25.550       $22.760

Income (loss) from investment operations:
  Net investment income (loss)(1) .................................    (0.079)      (0.081)        0.036       (0.033)       (0.043)
  Net realized and unrealized gain (loss) on investments ..........     1.574       (0.719)       (2.256)       7.823         4.003
                                                                     --------------------------------------------------------------
  Total from investment operations ...............................      1.495       (0.800)       (2.220)       7.790         3.960
                                                                     --------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ...........................         --           --            --           --        (0.280)
  Distributions from net realized gain on investments ............     (0.305)          --        (2.100)      (3.900)       (0.890)
                                                                     --------------------------------------------------------------
  Total dividends and distributions ..............................     (0.305)          --        (2.100)      (3.900)       (1.170)
                                                                     --------------------------------------------------------------

  Net asset value, end of period .................................    $25.510      $24.320       $25.120      $29.440       $25.550
                                                                     ==============================================================

Total return(2) ..................................................      6.27%       (3.19%)       (8.08%)      35.40%        18.23%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ........................    $20,822      $25,818       $31,041      $12,547        $3,360
  Ratio of expenses to average net assets ........................      2.38%        2.30%         2.09%        2.09%         2.15%
  Ratio of net investment income (loss)
   to average net assets .........................................     (0.33%)      (0.32%)        0.11%       (0.19%)       (0.19%)
  Portfolio turnover .............................................        56%          37%           38%          53%           87%



                                                                            Delaware Small Cap Value Fund Institutional Class
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Year Ended
                                                                     11/30/00     11/30/99      11/30/98     11/30/97      11/30/96
Net asset value, beginning of period                                  $24.830      $25.640       $29.950      $25.910       $22.860

Income (loss) from investment operations:
  Net investment income(1) .......................................      0.165        0.174         0.160        0.209         0.193
  Net realized and unrealized gain (loss) on investments .........      1.600       (0.741)       (2.150)       7.936         4.047
                                                                     --------------------------------------------------------------
  Total from investment operations ...............................      1.765       (0.567)       (1.990)       8.145         4.240
                                                                     --------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ...........................     (0.160)      (0.243)       (0.220)      (0.205)       (0.300)
  Distributions from net realized gain on investments ............     (0.305)          --        (2.100)      (3.900)       (0.890)
                                                                     --------------------------------------------------------------
  Total dividends and distributions ..............................     (0.465)      (0.243)       (2.320)      (4.105)       (1.190)
                                                                     --------------------------------------------------------------

Net asset value, end of period ...................................    $26.130      $24.830       $25.640      $29.950       $25.910
                                                                     ===============================================================

Total return(2) ..................................................      7.35%       (2.23%)       (7.16%)      36.73%        19.45%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ........................    $10,992      $10,936      $113,930      $14,878       $16,373
  Ratio of expenses to average net assets ........................      1.38%        1.30%         1.09%        1.09%         1.15%
  Ratio of net investment income to average net assets ...........      0.67%        0.68%         1.11%        0.81%         0.81%
  Portfolio turnover .............................................        56%          37%           38%          53%           87%

----------------------

(1) Per share information for the years ended November 30, 1996, 1997, 1999 and 2000 was based on the average shares outstanding method.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Notes to Financial Statements

November 30, 2000
--------------------------------------------------------------------------------

Delaware Group Equity Funds V (the "Trust") is organized as a Delaware business trust and offers four series: Delaware Mid-Cap Value Fund, Delaware Retirement Income Fund, Delaware Small-Cap Contrarian Fund, and Delaware Small Cap Value Fund. These financial statements and related notes pertain to the Delaware Small Cap Value Fund (the "Fund"). The Fund is a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund offers four classes of shares. The A Class carries a maximum front-end sales charge of 5.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The investment objective of the Fund is to seek to provide capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $6,056 for the year ended November 30, 2000. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were approximately $2,186 for the year ended November 30, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of the Fund, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on the net assets over $2.5 billion. At November 30, 2000, the Fund had a liability for investment management fees and other expenses payable to DMC of $83,589.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting and administrative services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At November 30, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $41,508.

Pursuant to the distribution agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. No distribution expenses are paid by the Institutional Class. At November 30, 2000, the Fund had a liability for such fees and expenses payable to DDLP of $15,630.

For the year ended November 30, 2000, DDLP earned $42,706 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

--------------------------------------------------------------------------------
3. Investments
For the year ended November 30, 2000, the Fund made purchases of $142,513,744 and sales of $255,713,180 of investment securities other than U.S. government securities and temporary cash investments. At November 30, 2000, the aggregate net unrealized appreciation for federal income tax purposes was $34,639,276 of which $44,603,953 related to unrealized appreciation of securities and $9,964,677 related to unrealized depreciation of securities. At November 30, 2000, the aggregate cost of securities for federal income tax purposes was $203,438,572.

4. Capital Shares
Transactions in capital shares were as follows:

                                                             Year Ended
                                                       11/30/00      11/30/99
Shares sold:
 A Class ...........................................   1,774,839     2,992,890
 B Class ...........................................     496,988     1,075,523
 C Class ...........................................     422,912       414,119
 Institutional Class ...............................     265,743     1,014,611

Shares issued upon reinvestment of
 distributions:
 A Class ...........................................     127,237        64,268
 B Class ...........................................      37,599            --
 C Class ...........................................      12,789            --
 Institutional Class ...............................       8,646        42,927
                                                      ----------    ----------
                                                       3,146,753     5,604,338
                                                      ----------    ----------
Shares repurchased:
 A Class ...........................................  (4,592,063)   (5,197,017)
 B Class ...........................................  (1,415,196)   (1,254,012)
 C Class ...........................................    (680,885)     (588,370)
 Institutional Class ...............................    (294,213)   (5,061,302)
                                                      ----------    ----------
                                                      (6,982,357)  (12,100,701)
                                                      ----------    ----------
Net decrease .......................................  (3,835,604)   (6,496,363)
                                                      ----------    ----------
5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding as of November 30, 2000, or at any time during the fiscal year

6. Market and Credit Risk
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of small companies. Investments in smaller companies may be more volatile than investments in larger companies because of the limited financial resources of smaller companies or their dependence on narrow product lines.

7. Securities Lending
The Fund may participate, along with other funds in the Delaware Investments Family of Funds, in a Securities Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of securities issued in the U.S. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and the collateral received is insufficient to cover the value of loaned securities and provided such collateral is not the result of investment loss, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan to brokers and the related cash collateral received at November 30, 2000 were $14,553,078 and $14,925,026 respectively. Net income from securities was $61,444 and is included in interest income on the Statement of Operations.

8. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2001. Please consult your tax advisor for proper treatment of this information.
For the fiscal year ended November 30, 2000, the Fund designates distributions paid during the year as follows:

    (A)                    (B)
 Long-Term              Ordinary          Total               (C)
Capital Gain             Income       Distributions       Qualifying
Distributions        Distributions     (Tax Basis)       Dividends(1)
-------------        -------------     -----------       ------------
   84%                     16%            100%               100%

(A) and (B) are based on a percentage of the Fund's total distributions.
(C) is based on a percentage of ordinary income of the Fund.
----------------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report of Independent Auditors


--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees

Delaware Group Equity Funds V -- Delaware Small Cap Value Fund

We have audited the accompanying statement of net assets of Delaware Small Cap Value Fund (the "Fund") as of November 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Small Cap Value Fund at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Philadelphia, Pennsylvania                               /s/ Ernst & Young LLP
January 5, 2001

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

DELAWARE INVESTMENTS FAMILY OF FUNDS

More information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

[GRAPHIC OMITTED: BUILDING BLOCKS OF A DIVERSIFIED PORTFOLIO "HOUSE"]

Building Blocks of a Diversified Portfolio

GROWTH OF CAPITAL
Aggressive Growth Equity Funds
Growth Equity Funds
o  Technology and Innovation Fund
o  Select Growth Fund
o  Trend Fund
o  Growth Opportunities Fund*
o  Small Cap Value Fund
o  U.S. Growth Fund
o  Tax-Efficient Equity Fund
o  Social Awareness Fund

TOTAL RETURN
Moderate Growth Equity Funds
o  Blue Chip Fund
o  Devon Fund
o  Growth and Income Fund
o  Decatur Equity Income Fund
o  REIT Fund
o  Balanced Fund

INTERNATIONAL AND GLOBAL
International and Global Funds
o  Emerging Markets Fund
o  New Pacific Fund
o  Overseas Equity Fund
o  International Equity Fund
o  Global Equity Fund
o  Global Bond Fund

CURRENT INCOME
Taxable Bond Funds
o  Delchester Fund
o  High-Yield Opportunities Fund
o  Strategic Income Fund
o  Corporate Bond Fund
o  Extended Duration Bond Fund
o  American Government Bond Fund
o  U.S. Government Securities Fund
o  Limited-Term Government Fund

TAX-EXEMPT INCOME
Tax-Exempt Bond Funds
o  National High-Yield Municipal Bond Fund
o  Tax-Free USA Fund
o  Tax-Free Insured Fund
o  Tax-Free USA Intermediate Fund
o  State Tax-Free Funds**

STABILITY OF PRINCIPAL
Stability of Principal
o  Cash Reserve
o  Tax-Free Money Fund

ASSET ALLOCATION
Asset Allocation Funds
(varying levels of income and growth potential)
o  Foundation Funds
      Growth Portfolio
      Balanced Portfolio
      Income Portfolio

 * Formerly known as DelCap Fund.

** Currently available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

(C)Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This annual report is for the information of Delaware Small Cap Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Small Cap Value Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES

Charles E. Haldeman, Jr.
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman
Citadel Constructors, Inc.
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Horsham, PA

John A. Fry
Executive Vice President
University of Pennsylvania
Philadelphia, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

AFFILIATED OFFICERS

Charles E. Haldeman, Jr.
President and Chief Executive Officer
Delaware Management Holdings, Inc.
Philadelphia, PA

William E. Dodge
Executive Vice President and
Chief Investment Officer, Equity
Delaware Investments Family of Funds
Philadelphia, PA

Jude Driscoll
Executive Vice President and
Head of Fixed Income
Delaware Investments Family of Funds
Philadelphia, PA

Richard J. Flannery
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

Investment Manager
Delaware Management Company
Philadelphia, PA

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder Servicing, Dividend
Disbursing and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, PA

2005 Market Street
Philadelphia, PA 19103-7057

(4145)                                                      Printed in the USA
AR-021 [11/00] PPL 1/01                                                (J6652)